UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2023

TILE SHOP HOLDINGS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35629	45-5538095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14000 Carlson Parkway, Plymouth, Minnesota 55441

(Address of principal executive offices, including ZIP code)

(763) 852-2950

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TTSH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Restatement of Historical Financial Results

On November 3, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of Tile Shop Holdings, Inc. (the “Company”), based upon the recommendation of the Company’s management, concluded that the Company’s previously issued interim unaudited consolidated financial statements included in the Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 should no longer be relied upon for the reasons summarized below. Similarly, investors should no longer rely upon earnings releases and other communications relating to such financial statements.

In connection with preparation of the Company’s financial statements for the third quarter of 2023, the Company identified an error related to operating lease agreements that were extended prior to the end of the second quarter of 2023, but not reflected in the unaudited financial statements for the quarter ended June 30, 2023. The Company assessed the materiality of the error identified in accordance with the Securities and Exchange Commission’s Staff Accounting Bulletin No. 99 and concluded that the changes were material and that certain of the unaudited interim consolidated financial statements should be restated.

The impact of this change on the unaudited Consolidated Balance Sheet presented as of June 30, 2023 is as follows:

(in thousands)	As reported	Adjustment	As restated
Right of use asset	$114,616	$2,152	$116,768
Total Assets	325,439	2,152	327,591
Long-term lease liability, net	98,845	2,152	100,997
Total Liabilities	208,850	2,152	211,002
Total Liabilities and Stockholders’ Equity	325,439	2,152	327,591

The impact of the error was immaterial to the unaudited Consolidated Statements of Income, Consolidated Statements of Stockholders’ Equity and the Consolidated Statement of Cash Flows for the period ended June 30, 2023 and do not require restatement.

As a result of the error, the Company intends to disclose the restatement of the impacted line items in the unaudited Consolidated Balance Sheet as of June 30, 2023, as described above, in its Form 10-Q for the quarter ended September 30, 2023, which will be filed with the Securities and Exchange Commission concurrently with the filing of this Current Report on Form 8-K.

In addition, the Company’s management has concluded that, in light of the error described above, a material weakness exists in the Company’s internal control over financial reporting attributable to the breakdown in the operating effectiveness of the Company’s controls designed to identify and ensure timely recognition of new and modified leases and that, because of this material weakness, the Company’s disclosure controls and procedures were not effective as of September 30, 2023. The Company’s remediation plan with respect to such material weakness will be described in more detail in the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

The Company’s management and Audit Committee discussed the matters disclosed in this Item 4.02 with RSM US LLP.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, these statements can be identified by words such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “depend,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “predict,” “project,” “seek,” “should,” “target,” “will,” “will likely result,” “would,” and similar expressions or variations, although some forward-looking statements are expressed differently. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. The forward-looking statements in this Current Report on Form 8-K are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are difficult to predict and are outside of the Company’s control, that may cause the Company’s actual results, performance, or achievements to differ materially from any expected future results, performance, or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, risks related to the timely and correct completion of the restatement and the filing of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2023; identification of errors in the Company’s financial reporting in the future that require the Company to restate previously issued financial statements, which may subject the Company to unanticipated costs or regulatory penalties and could cause investors to lose confidence in the accuracy and completeness of the Company’s financial statements; the risk that additional information may become known prior to the expected filing with the Securities and Exchange Commission of Quarterly Report for the quarter ended September 30, 2023 or that other subsequent events may occur that would require the Company to make additional adjustments to its financial statements or delay the filing of the Form 10-Q or future periodic reports with the Securities and Exchange Commission; risks related to changes in the effects of the restatement on the impacted financials or financial results; risks related to higher than expected charges after completing the restatement process; risks related to delays in the filing of the restated financial statements; risks related to the Company’s ability to implement and maintain effective internal control over financial reporting in the future, which may adversely affect the accuracy and timeliness of the Company’s financial reporting; risks related to changes in accounting rules or regulations; risks related to the Company’s plans to remediate the deficiencies, including the material weakness, with respect to the Company’s internal control over financial reporting and disclosure controls and procedures; risks related to the timing and results of the Company’s review of the effectiveness of internal control over financial reporting and related disclosure controls and procedures; risks related to whether a restatement of financial results will be required for other accounting issues; risks related to the application of accounting principles in an unanticipated manner; risks related to the Company’s dependence on key personnel and any changes in the Company’s ability to retain key personnel; and those factors set forth in the section captioned “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and similar disclosures in subsequent reports filed with the Securities and Exchange Commission. There is no assurance that the Company’s expectations will be realized. If one or more of these risks or uncertainties materialize, or if the Company’s underlying assumptions prove incorrect, actual results may vary materially from those expected, estimated, or projected. These statements are based on the beliefs and assumptions of management based on information currently available to management. Furthermore, such forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except as required by law, the Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TILE SHOP HOLDINGS, INC.

Date: November 3, 2023	By:	/s/ Karla Lunan
	Name:	Karla Lunan
	Title:	Chief Financial Officer